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                                                                  EXHIBIT 10.41

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") is entered into effective the, 30 day of December, 1996, by and between FIRST OF AMERICA BANK - FLORIDA, F.S.B., a federal saving bank (the "Lender"), BANKERS HAZARD DETERMINATION SERVICES, INC., a Florida corporation ("BHDS"), BANKERS INSURANCE GROUP, INC., a Florida corporation ("BIG"), BANKERS RISK MANAGEMENT SERVICES, INC., a Florida corporation ("BRMS"), BANKERS UNDERWRITERS, INC., a Florida corporation ("BUI"), INSURANCE MANAGEMENT INFORMATION SERVICES, INC., a Florida corporation ("IMIS"), and SOUTHERN RENTAL & LEASING CORPORATION, a Florida corporation ("SRL"), (BHDS, BIG, BRMS, BUI, IMIS and SRL will be sometimes collectively referred to below as the "Borrowers"), and BANKERS FINANCIAL CORPORATION, a Florida corporation ("BFC"), and BANKERS INTERNATIONAL FINANCIAL CORPORATION, a Florida corporation ("BIC"), (BFC and BIC, together with BIG, will be sometimes collectively referred to below as the "Guarantors"), (the Borrowers and the Guarantors will be sometimes collectively referred to below as the "Borrower Group"), and is made in reference to the following facts:

         (A) As of the date hereof:

                  (i) All of the BHDS Collateral (as defined below) is owned by BHDS, free and clear of all liens, encumbrances and security interests;

                  (ii) All of the BIG Collateral (as defined below) is owned by BIG, free and clear of all liens, encumbrances and security interests;

                  (iii) All of the BRMS Collateral (as defined below) is owned by BRMS, free and clear of all liens, encumbrances and security interests;

                  (iv) All of the BUI Collateral (as defined below) is owned by BUI, free and clear of all liens, encumbrances and security interests;

                  (v) All of the IMIS Collateral (as defined below) is owned by IMIS, free and clear of all liens, encumbrances and security interests;

                  (vi) All of the SRL Collateral (as defined below) is owned by SRL, free and clear of all liens, encumbrances and security interests;

         (B) On or about the date hereof, the Lender has made or will make six
(6) secured loans, as follows: (i) loan to BHDS in the original principal amount of $245,000.00 (the "BHDS" Loan"); (ii) loan to BIG in the original principal amount of $466,000.00 (the "BIG Loan"); (iii) loan to BRMS in the original principal amount of $85,000.00 (the "BRMS Loan"); (iv) loan to BUI in the original principal amount of $52,000.00 (the "BUI Loan"); (v) loan to


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IMIS in the original principal amount of $809,000.00 (the "IMIS Loan"); and (vi)
loan to SRL in the original principal amount of $500,000.00 (the "SRL Loan").
The BHDS Loan, BRMS Loan, BIG Loan, BUI Loan, IMIS Loan, and SRL Loan will be sometimes collectively referred to below as the "Loans". The BRMS Loan, BIG
Loan, BUI Loan and SRL Loan will be sometimes collectively referred to below as the "Four Loans". In connection with the the Borrower Group and the Lender have executed the following documents and instruments:

                  (i) Note executed by BHDS in favor of Lender in the original principal amount of the BHDS Loan (the "BHDS Note");

                  (ii) Note executed by BRMS in favor of Lender in the original principal amount of the BRMS Loan (the "BRMS Note");

                  (iii) Note executed by BIG in favor of Lender in the original principal amount of the BIG Loan (the "BIG Note");

                  (iv) Note executed by BUI in favor of Lender in the original principal amount of the BUI Loan (the "BUI Note);

                  (v) Note executed by IMIS in favor of Lender in the original principal amount of the IMIS Loan (the "IMIS Note");

                  (vi) Note executed by SRL in favor of Lender in the original principal amount of the SRL Loan (the "SRL Note");

                  (vii) Guaranty Agreement executed by BIFC, in favor of Lender guaranteeing the Loans (the "BIFC Guaranty");

                  (viii) Guaranty Agreement executed by BIG in favor of Lender guaranteeing the Loans, except the BIG Loan and the SRL Loan (the "BIG Guaranty");

                  (ix) Guaranty Agreement executed by BFC, in favor of Lender guaranteeing the Loans (the "BFC Guaranty");

                  (x) Security Agreement executed by BHDS in favor of the Lender, granting a first security interest in the collateral described therein as security for the BHDS Loan (the "BHDS Security Agreement");

                  (xi) Security Agreement executed by BRMS in favor of the Lender, granting a first security interest in the collateral described therein as security for the Four Loans (the "BRMS Security Agreement");

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                  (xii)   Security Agreement executed by BIG in favor of the
first security in the collateral described therein as security for the Four Loans (the "BIG Security Agreement");

                  (xiii) Security Agreement executed by BUI in favor of the Lender granting a first security interest in the collateral described therein as security for the Four Loans (the "BUI Security Agreement");

                  (xiv) Security Agreement executed by IMIS in favor of the Lender, granting a first security interest in the collateral described therein as security for the IMIS Loan (the "IMIS Security Agreement");

                  (xv) Security Agreement executed by SRL in favor of the Lender, granting a first security interest in the collateral described therein as security for the Four Loans (the "SRL Security Agreement");

                  (xvi) UCC-1 Financing Statement executed by BHDS, as debtor, and Lender, as secured party, which will be filed with the Secretary of State of the State of Florida (the "BHDS UCC");

                  (xvii) UCC-1 Financing Statement executed by BRMS, as debtor, and Lender, as secured party, which will be filed with the Secretary of State of the State of Florida (the "BRMS UCC");

                  (xviii) UCC-1 Financing Statement executed by BIG, as debtor, and Lender, as secured party, which will be filed with the Secretary of State of the State of Florida (the "BIG UCC");

                  (xix) UCC-1 Financing Statement executed by BUI, as debtor, and Lender, as secured party, which will be filed with the Secretary of State of the State of Florida (the "BUI UCC");

                  (xx) UCC-1 Financing Statement executed by IMIS, as debtor; and Lender, as secured party, which will be filed with the Secretary of State of the State of Florida (the "SRL UCC");

                  (xxi) UCC-1 Financing Statement executed by SRL, as debtor, and Lender, as secured party, which will be filed with the Secretary of State of the State of Florida (the "SRL UCC");

                  (xxii)  this Agreement; and

                  (xiii) Numerous other miscellaneous documents (collectively the "Other Documents").


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The BHDS Note, BRMS Note, BIG Note, BUI Note, IMIS Note and SRL Note will be sometimes collectively referred to below as the "Notes". The BRMS Note, BIG Note, BUI and SRL Note will be sometimes collectively referred to below as the "Four Loan Notes". The BFC Guaranty, BIG Guaranty, BIFC Guaranty, BHDS Security Agreement, BIG Security Agreement, BRMS Security Agreement, BUI Security Agreement, IMIS Security Agreement, SRL Security Agreement, BHDS UCC, BIG UCC, BRMS UCC, BUI UCC, IMIS UCC, SRL UCC, this Agreement and Other Documents will be sometimes collectively referred to below as the "Instruments of Security". The Notes and Instruments of Security will be sometimes collectively referred to below as the "Loan Documents". The BFC Guaranty, BIG Guaranty and BIFC Guaranty will be sometimes collectively referred to below as the "Guaranties".

         (C) The sole collateral for the Four Loans will be (i) the Four Loans Equipment Collateral (as defined below), and (ii) the Guaranties excluding the BIG Guaranty as to the BIG Loan and the SRL Loan (collectively the "Four Collateral"). The sole collateral for the BHDS will be (i) the BHDS Equipment Collateral (as defined below), and (ii) the Guaranties. The sole collateral for the IMIS Loan will be (i) the IMIS Equipment Collateral (as defined below), and
(ii) the Guaranties.

         (D) The Lender has required the execution of this Agreement as a condition to making the Loans, and the Borrower Group is agreeable to such.

         NOW, THEREFORE, in consideration of the Lender making the Loans to the Borrowers and the mutual agreements contained herein, and for other valuable consideration, the adequacy and receipt of which is hereby acknowledged by each party to this Agreement, the parties agree as follows:

                      ARTICLE ONE - INTRODUCTORY PROVISIONS

         1.1 Recitals. The statements of fact contained in the recitals set forth above (the "Recitals") are true and correct, and the Recitals are by this reference made a part of this Agreement.

         1.2 Exhibits. The exhibits which are attached to this Agreement are by this reference made a part hereof.

         1.3 Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement:

                  (a) The abbreviations and definitions contained in the Preamble will be used for purposes of this Agreement.

                  (b) The abbreviations and definitions contained in the Recitals will be used for purposes of this Agreement.


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                  (c) The term "Agreement" shall mean the Loan Agreement between the set forth herein.

                  (d) The term "Affiliate" shall mean any Person which directly or indirectly owns or controls, on an aggregate basis, including all beneficial ownership and ownership or control as a trustee, guardian or other fiduciary, at least ten percent (10%) of the outstanding capital stock having or voting power to elect the board of directors (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) of Borrowers or any Subsidiary (as defined below), or which otherwise controls, is controlled by or is under common control with Borrowers or any stockholder of Borrowers, or any Subsidiary or any Person which controls any stockholder of Borrowers. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or to cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

                  (e) The term "Bank Regulations" shall mean any and all laws, rules and regulations of the United States, any state and any regulatory body having jurisdiction at any time over the formation, ownership, control, operations and good standing of the Borrower Group, including, without limitation, and the Federal Deposit Insurance Corporation.

                  (f) The term "Base Lending Rate" shall mean the rate of interest publicly announced by the Lender from time to time as its base lending rate, which rate is not necessarily the best or lowest rate offered by the Lender to its best customers.

                  (g) The phrase "Blue Sky Law" shall mean state securities laws.

                  (h) The term "Closing Date" shall mean the date that the Loans are closed, which should be on or about the date of this Agreement.

                  (i) The term "Code" shall mean the Uniform Commercial Code of the State of Florida as in effect from time to time.

                  (j) The term "Collateral" shall mean the collateral described in Recital (C) above, and all other property and interests in property which shall from time to time secure payment of the Loans.

                  (k) The term "Equipment Collateral" shall mean the items of personal property owned by the respective Borrowers, together with all parts, accessions, replacements, and all proceeds thereof, including insurance proceeds, as to which the Borrowers have granted or will grant to Lender a first security interest in and lien on such collateral as security for the Loans, which Equipment Collateral is composed of the BHDS Equipment Collateral, Four Loans Collateral, and IMIS Equipment Collateral, as more particularly described as follows:


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                  (1)      The BHDS "Equipment Collateral" described in Exhibit
"A" attached hereto, which is collateral solely for the BHDS Loan;

                  (2)      (i)   The "BIG Equipment Collateral" described in
Exhibit "B" attached hereto;

                           (ii)  The "BRMS Equipment Collateral" as described in
Exhibit "C" attached hereto;

                           (iii) The "BUI Equipment Collateral" as described in
Exhibit "D" attached hereto; and attached hereto and

                           (iv)  The "SRL Equipment Collateral" as described in
Exhibit "F" attached hereto.

The Big Equipment Collateral, BRMS Equipment Collateral, BUI Equipment Collateral and SRL Equipment Collateral will be sometimes collectively referred to below as the "Four Equipment Collateral"; and

                  (3) The "IMIS Collateral" as described in Exhibit "E" attached hereto, which is collateral solely for the IMIS Loan.

         (l) The term "Event(s) of Default" (whether or not capitalized) shall mean an event listed or referred to under Article Nine of this Agreement.

         (m) The phrase "Federal Securities Law" shall mean, collectively, the Securities Act of 1933 and the Securities Exchange Act of 1934, as they are now or hereafter amended, and all rules and regulations promulgated thereunder.

         (n) The term "GAAP" shall mean generally accepted accounting principles consistently applied in the United States of America.

         (o) The term "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, charge or claim upon property of any kind, whether or not voluntarily given (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         (p) The term "Opinion of Counsel" shall mean an opinion or opinions of counsel, who are counsel for Borrower Group, satisfactory to the Lender.

         (q) The term "Person" (whether capitalized or not capitalized) shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state,


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county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         (r) The term "Prior Security Interest" shall mean a valid and enforceable perfected first priority security interest under the Code which is subject only to Liens for taxes not yet due and payable, to the extent such prospective tax payments are given priority by statute.

         (s) The term "Statutory Accounting" shall mean the manner in which insurance company related entities are required to report and account pursuant to Florida law from time to time.

         (t) The term "Subsidiary" shall mean any person 50% or more of the voting stock of which, or 50% or more of the interest in profits, losses or capital of which, is directly or indirectly through one or more persons owned or controlled by the parent company.

         (u) The definitions and abbreviations set forth in other portions of this Agreement shall also be used for the purposes of this Agreement.

     1.4 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with, as applicable, GAAP standards, Statutory Accounting standards, and as acceptable to the Lender, in its sole and absolute discretion, and all financial data submitted and requirements pursuant to this Agreement shall be prepared in accordance with such standards.

                            ARTICLE TWO - LOAN TERMS

     2.1 Loans. Lender has made or will make the Loans to Borrowers as described in Recital (B) above, which in the aggregate total a principal amount due Lender of TWO MILLION ONE HUNDRED FIFTY-SEVEN THOUSAND AND NO/100 DOLLARS ($2,157,000.00). The respective principal amounts that are disbursed by Lender to Borrowers thereunder shall bear interest and be repaid in the manner set forth in the Notes and as set forth in this Article Two.

     2.2 Purpose. The proceeds of the Loans will be used to provide funds to Borrowers as to repayment for equipment purchases and improvements. Any other uses of such Loans proceeds is subject to the prior written consent of the Lender in its sole discretion.

     2.3 Manner of Disbursement. Proceeds of the Notes shall be disbursed on the Closing Date, at which time the Loans will be fully funded, or will be disbursed after the Closing Date by Lender from time to time in Lender's sole and absolute discretion.


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     2.4 Manner of Repayment. Principal and any unpaid interest under the Notes shall be due and payable and shall be paid by Borrower to the Lender as set forth in the Notes.

     2.5 Interest Rate. The principal balances of the Loans, as evidenced by the Notes, remaining unpaid from time to time shall bear interest at the rates per annum equal to the Base Lending Rate, which shall be adjusted daily as and when the Base Lending Rate is adjusted. Interest shall be calculated using a year base of 360 days, and shall be charged for the number of days elapsed in an interest period.

     2.6 Financial Disclosures. The Borrower Group hereby agrees to provide the following financial information to Lender within the time periods indicated during the term of the Loan:

         (a) No later than one hundred twenty (120) days following each fiscal year end, the Borrower Group shall provide to the Lender Borrowers' and Borrowers' Subsidiaries' audited consolidated and consolidating financial statements prepared in accordance with, as applicable, either GAAP standards or Statutory Accounting standards, which shall be prepared by a certified public accountant approved by the Lender, in its sole and absolute discretion, and which must be in comparative form as to the preceding fiscal year.

         (b) No later than one hundred twenty (120) days following each fiscal year end, the Borrower Group shall provide to the Lender Guarantors' (other than BIFC which financial statements shall not be audited, but internally prepared certified in favor of Lender by the Treasurer or Chief Financial Officer of
BIFC) and Guarantors' Subsidiaries' audited consolidated and consolidating financial statements prepared in accordance with, as applicable, either GAAP standards or Statutory Accounting standards, which shall be prepared by a certified public accountant approved by the Lender, in its sole and absolute discretion, and which shall be in comparative form as to the preceding fiscal year.

         (c) No later than forty-five (45) days following the end of each fiscal quarter, the Borrower Group shall provide to the Lender Borrowers' and Borrowers' Subsidiaries' internally prepared consolidated and consolidating financial statements prepared in accordance with, as applicable, either GAAP standards or Statutory Accounting standards, certified to Lender on a form acceptable to Lender by the Chief Financial Officer of the Borrowers.

         (d) No later than forty-five (45) days following the end of each quarter, the Borrower Group shall provide to the Lender Guarantors' and Guarantors' Subsidiaries' internally prepared consolidated and consolidating financial statements prepared in accordance with, as applicable, either GAAP standards or Statutory Accounting standards, certified to Lender on a form acceptable to Lender by the Chief Financial Officer of the Guarantors.

         (e) No later than thirty (30) days of the date of filing, the Borrower Group shall provide to the Lender, as applicable, the Borrower Group's insurance Subsidiaries' annual and quarterly Florida Insurance Department statutory reports.


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



         (f) No later than thirty (30) days of the date of submission, the Borrower provide to the Lender, as applicable, the Borrower Group's insurance Subsidiaries' annual Florida Insurance Department examination report/management letter and such Subsidiaries' response thereto.

         (g) No later than thirty (30) days following the end of each quarter, Borrower Group shall Provide to the Lender, as applicable, the Borrower Group's insurance Subsidiaries' quarterly portfolio investment report.

         (h) No later than thirty (30) days following their submission to the Internal Revenue Service ("IRS), the Borrower Group shall provide to Lender copies of their corporate tax returns each year, together with all supporting documentation therefor, as filed with the IRS.

         (i) The Borrower Group shall provide such additional financial information and documentation as the Lender shall require from time to time, in its sole and absolute discretion. Additionally, Borrowers shall furnish to Lender such additional information or reports concerning their Equipment Collateral as Lender shall request from time to time in its sole discretion.

     2.8 Examination by Lender. The Borrower Group shall allow the Lender to conduct an audit and examination of their books and records from time to time as determined by the Lender, in its sole and absolute discretion, at the cost of the Lender if no default exists in the Loans, or at the expense of the Borrowers if a default does exist in the Loans (or any of them).

     2.9 Cross Default. Borrower Group agrees that a default under any of the Four Loan Notes or any of the Instruments of Security therefor shall constitute a default under the other Four Loan Notes and any Instruments of Security therefor. Borrower Group further agrees that a default under any of the Four Loan Notes or any of the Instruments of Security therefor shall constitute a default under that certain note executed on the date hereof by GILCHRIST TIMBER CO., INC., a Florida corporation, in favor of the Lender, in the original principal amount of FOUR HUNDRED EIGHTY-EIGHT THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($488,750,000) (the "Gilchrist Note"), or under any instruments of security therefor, and a default under the Gilchrist Note or under any instruments of security therefor shall constitute a default under the Four Notes and any Instruments of Security therefor.


                              ARTICLE THREE - USURY

     It is not the intention of the parties hereto to make any agreement which shall be violative of applicable laws relating to usury. In no event shall Borrowers or Lender accept or charge any interest which, together with any other charges upon the principal or any portion thereof, howsoever computed, shall exceed the maximum legal rate of interest allowable under applicable laws. Should any provisions of this Agreement or any existing or further Notes, Loan Agreement or any other agreements between the parties be construed to require the payment of

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

interest which, together with any other charges upon the principal, or any portion thereof, exceeds such maximum legal rate of interest, then any such excess shall be and is hereby expressly waived, and shall be credited to the outstanding principal balance.

                  ARTICLE FOUR - REPRESENTATIONS AND WARRANTIES

         The Borrower Group, jointly and severally, represents and warrants to the Lender as follows:

         4.1 Organization, Standing, Corporate Power. The entities comprising the Borrower Group are corporations duly formed, validly existing and in good standing under the laws of the State of Florida. On the date hereof and at all times hereafter until the Loans are paid in full, the ownership of the Equipment Collateral, without additional liens, encumbrances or security interests are and shall be as set forth in Recital (A) hereof.

         4.2 This Agreement. The execution and performance by the Borrower Group of this Agreement, the borrowing hereunder, and the execution and delivery of the Notes and all other documents, instruments and agreements provided for herein (a) have been duly authorized by all requisite corporate action by the Borrower Group; (b) will not violate any provision of law or of the charter documents as amended to the Closing Date of Borrower Group; and (c) will not violate or be in conflict with, result in a breach of, or constitute a default under any indenture, agreement and other instrument to which the Borrower Group, or any of them, is a party or by which they or any of their properties are bound, or any order, writ, injunction or decree of any court or governmental institution.

         4.3 Litigation. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower Group, threatened against or adversely affecting the Borrower Group at law or in equity or before or by any federal agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which may result in any material and adverse change in the business, operations, prospects, property or assets, or in the condition, financial or otherwise, of the Borrower Group. The Borrower Group is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, or federal, state, municipal or other governmental department.

         4.4 Financial Statements. The Borrower Group, as applicable, have heretofore furnished to the Lender the financial information and reporting, as required by the Lender, which are, to the best of their knowledge, correct and complete and accurately present the financial condition and the results of the operation of the Borrower Group as of the dates thereof. Since the date of the last furnishing of such financial information and reporting, there has been no material adverse change in the financial condition of the Borrower Group.


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         4.5      Taxes. Borrower Group have filed or caused to be filed all federal and and tax returns which, to the knowledge of the officers of the Borrower Group are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by them and not being contested in good faith, to the extent that such taxes have become due.

         4.6 Other Instruments. The Borrower Group (or any of them) is not a party to any agreement or instrument or subject to any charter or other restrictions adversely affecting their business, properties or assets, operations or condition, financial or otherwise.

         4.7 Property and Assets. The Borrower Group each has good and marketable title to all the property and assets reflected on the most recent financial statements furnished to the Lender, except such as have been disposed of in the ordinary course of business since the date of said financial statement and all such property and assets are free and clear of mortgages, pledges, liens, charges or other encumbrances, except as are reflected on the financial statements.

         4.8 Regulation U. No part of the proceeds of any Loans hereunder will be used to purchase or carry, or to reduce or retire any loan incurred to purchase or carry, any margin stocks (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stocks. The Borrower Group is not engaged in the business of extending credit, nor is one of the Borrower Group's important activities extending of credit, for the purpose of purchasing or carrying such margin stocks. If requested by the Lender, the Borrower shall furnish to the Lender in connection with any loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said regulation.

         4.9 Regulations. The Borrower Group (or any of them), or any Subsidiary thereof, is not in violation of any applicable law or governmental regulations (including without limitation, the Lender Regulations, the Blue Sky Law, the Federal Securities Law, and Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System).

         4.10 Continuity of Representations and Warranties. A11 of the foregoing representations and warranties shall be true and correct at the time of the making of each advance under the Loans pursuant to this Agreement and thereafter until such Loans are paid in full as though made as of such time, and the Borrower Group shall not then be in default hereunder, nor shall any event have occurred or failed to occur that with the passage of time, or service of notice, or both, would constitute a default. The Lender may consider the conditions specified in this Section 4.10 to be fulfilled if no prior written notice to the contrary is received from the Borrower Group.

                       ARTICLE FIVE - CONDITIONS PRECEDENT


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

         The obligation of the Lender to make the Loans hereunder on the Closing Date and to fund the Loans proceeds is subject to the following conditions precedent:

         (a) The Lender has received on or prior to the Closing Date from the Borrower Group:

                  (i) All Loan Documents duly executed in favor of the Lender by the Borrower Group in form and content acceptable to the Lender, in its sole and absolute discretion;

                  (ii) All due diligence, including but not limited to such financial information and reporting, as required by and acceptable to the Lender, as set forth in the loan commitment letter, dated December 23, 1996, executed by Lender to Borrowers, and accepted by the Borrowers, the terms and provisions of which are incorporated herein by reference;

                  (iii) The Instruments of Security and such other instruments in form and content acceptable to the Lender in its sole and absolute discretion in order to create, continue or perfect a Prior Security Interest and first Lien in favor of the Lender on the Equipment Collateral for the purpose of securing payment of the Loans, and the indebtedness evidenced thereby, and any and all recording and other fees and taxes in connection therewith shall have been paid by the Borrower Group;

         (b) The representations and warranties of the Borrower Group contained in Article Four hereof shall be true on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; there shall exist on the Closing Date, no Event of Default and no event, which with notice, lapse of time or the happening of any further condition, event or act, would constitute an Event of Default.

         (c) The disbursement of the Loans proceeds (including the use by Borrower of such Loans proceeds) shall not violate any applicable law or governmental regulation (including without limitation, the Lender Regulations, the Blue Sky Law and the Federal Securities Law.

         (d) If required by Lender, Lender has received the Opinion of Counsel, duly executed in favor of Lender, in form and content acceptable to it in its sole and absolute discretion.

         (e) As of the Closing Date, there are no actions, suits, proceedings or claims pending or threatened against or affecting the Borrower Group, the result of which might substantially affect the financial condition, business or operations of the Borrower Group.

         (f) This Agreement and the other Loan Documents provided for herein are valid and binding obligations of the Borrower Group.

         (g) The Loans and the Loan Documents are current in all respects and no defaults exist thereunder.

                       ARTICLE SIX - AFFIRMATIVE COVENANTS

         The Borrower Group, jointly and severally, covenants and agrees with the Lender from the Closing Date and so long as any sums are outstanding or may be borrowed hereunder, unless the Lender shall otherwise consent in writing delivered to the Borrower Group, they will:

         6.1 Entity Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect Borrower Group's corporate existence, and all the Borrower Group's rights, licenses, permits and franchises required at the Closing Date, or which may be required in the future conduct of its businesses, and comply with all laws and regulations applicable to them that materially affect the Borrower Group, and conduct and operate their businesses in the same lines and in substantially the same manner in which presently conducted and operated (subject to changes in the ordinary course of business), and at all times maintain, preserve and protect all property used and useful in the conduct of their businesses, and maintain same in good working order and condition.

         6.2 Insurance. Keep the insurable properties of the Borrower Group adequately insured at all times by financially sound and reputable insurers, and maintain such other insurance to such extent and against such risks, including liability insurance, fire, windstorm, and other risks insured against by extended coverage as the Lender shall require in its sole discretion.

         6.3 Obligations and Taxes. Cause the Borrower Group to pay all indebtedness and obligations promptly and in accordance with normal terms, and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon them or in respect of their properties, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Borrower Group shall not be required to pay and discharge or cause to be paid and discharged any such tax assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower Group shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

         6.4 Financial Statements and Other Information. Furnish to Lender during the term of the Loans, (a) the financial information and reports referred to in Article Two; and (b) such other financial information and schedules as Lender may require, in its sole and absolute discretion. If requested by Lender, the Borrower Group will furnish Lender with a quarterly compliance certificate in the form acceptable to Lender, in its sole and absolute discretion, indicating compliance with all of the foregoing.

         6.6 Notice of Default. The Borrower Group will give prompt written notice to Lender of all events of default under any of the terms and provisions of this Agreement, the Notes, or of any other agreement, contract, indenture, document or instrument entered, or to be entered into by it; if applicable, changes in management, litigation, and of any other matter which has resulted in, or might result in, a materially adverse change in its financial condition or operation; and immediately provide Lender with a copy, if applicable, of any 8-K report the Borrower Group may file with the Securities and Exchange Commission.

         6.7 Records. The Borrower Group will keep and maintain full and accurate accounts and records of their operations according to GAAP, and will permit Lender and its designated officers, employees, agents and representatives, to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check its properties, real, personal and mixed.

         6.8 Execution of Other Documents. The Borrower Group will promptly, upon demand by Lender, execute all such additional agreements, contracts, indentures, documents and instruments in connection with this Agreement as Lender, in its sole discretion, may reasonably deem necessary.

                       ARTICLE SEVEN - NEGATIVE COVENANTS

         The Borrower Group, jointly and severally, covenants and agrees with Lender that from the date hereof and so long as any sums are outstanding or may be borrowed under the Loans, unless the Lender shall otherwise consent in writing delivered to the Borrower Group, they will not, for themselves:

         7.1. Notes, Accounts. Following an Event of Default, sell, discount or otherwise dispose of notes, accounts or other rights to receive payments, with or without recourse.

         7.2 Disposal of Property; Merger. Following an Event of Default, sell, lease, transfer or otherwise dispose of their properties and assets, whether now owned or hereafter acquired except in the ordinary course of business; or consolidate with or merge into any other corporation, or acquire all or substantially all the assets of any other person, firm or corporation, except that unless the Lender otherwise consents, in its sole and absolute discretion, (i) there shall be no sale or transfer of assets out of the standard course of business by any of the Borrower Group, and (ii) there shall be no mergers, acquisitions, reorganizations, reclassifications or other extraordinary corporate transactions or creation of any Subsidiary by any of the Borrower Group.

         7.3 Loans. Following an Event of Default, make any loans to any person, firm or corporation, nor become a guarantor or surety, nor pledge its credit in any manner, directly or indirectly.

         7.4 Liens. Incur, create, assume or permit to exist any mortgage, except as set forth herein, pledge, lien, charge or other encumbrance of any nature whatsoever on the Collateral, except to Lender and entities approved in writing by Lender, other than liens for taxes or assessments and similar charges either: (i) not delinquent; or (ii) being contested in good faith by appropriate proceedings and as to which the Borrower Group shall have set aside on their books adequate reserves.

         7.5 Sale and Leaseback. Following an Event of Default, the Borrower Group will not enter into any sale and leaseback agreement with respect to any of Borrower Group's fixed assets.

         7.6 Default Under Other Agreements or Contracts. The Borrower Group will not commit to do or fail to commit to do, any act or thing which would constitute an event of default under any of the terms or provisions of any other agreement, mortgage, contract, indenture, document or instrument executed by them, except those that may be contested in good faith, and would not, if settled unfavorably, materially and adversely affect the financial condition of the Borrower Group.

         7.7 New Projects. Change the type or character of the Borrower Group's currently operated business or commence or pursue any new projects, ventures or developments of any kind or nature outside the Borrower Group's current line of business for either cash investment or recourse debt greater than ten percent (10%) of the present net worth of BIFC on a GAAP basis during any calendar year.

         7.8 Compliance with Law Generally. Be in violation of any law, ordinance, governmental rules or regulations to which Borrower Group or any Subsidiary thereof, is subject, or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the properties of Borrower Group or to the conduct of their businesses, which violation or failure to obtain might materially adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of Borrower Group.

         7.9 Dividends. Unless the Lender otherwise consents and so long as the Loans are outstanding, the Borrower Group will not distribute or make cash dividends draws or other distributions or set asides to stockholders, except dividends paid among the Borrower Group to each other.

                           ARTICLE EIGHT - COLLATERAL

         As security for the full and timely payment of the Notes, including future advances, together with interest thereon, as well as any renewals, modifications or extensions thereof, and to secure performance of all obligations of Borrower Group to Lender, however or whenever created, Borrower Group, jointly and severally, covenants and agrees to execute security agreements and financing statements in favor of Lender, in form and substance acceptable to Lender, granting to Lender a Prior Security Interest and first Lien subject to no other liens, encumbrances, or security interests in and to the items set forth in the Instruments of Security, and all of the above, together with all proceeds and products thereof and all instruments and documents thereto will hereafter be collectively referred to as "Equipment Collateral, to the extent as set forth in Section 1.3(k) above.

                      ARTICLE NINE - DEFAULTS AND REMEDIES

         9.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), then Lender shall be entitled to the remedies set forth in Section 9.2 of this Agreement. The Events of Default shall include, but not be limited to, the following:

                  (a) Any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowing hereunder shall prove to be false or misleading in any material respect;

                  (b) Failure to pay interest or principal on any indebtedness referred to herein, including the Notes within ten (10) days, when and as the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise, or failure of the Borrowers to make payment of principal or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto, or in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligation to accelerate the maturity thereof;

                  (c) Any default shall occur in the due observance or performance of any covenant, agreement or other provision of this Agreement or the Instruments of Security referred to above other than for the payment of money, which is not cured within fifteen (15) days following the placement of written notice of such default by Lender to Borrowers in the United States Mail or from the date of hand delivery.

                  (d) The Borrower Group (or any of them) shall: (i) apply for or consent to the appointment of a receiver, trustee in bankruptcy for benefit of creditors, or liquidator of it or any of its property; (ii) admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or seeking to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or an answer admitting an act of bankruptcy alleged in a petition filed against it in any proceeding under any such law; or (vi) take any action for the purposes of effecting any of the foregoing;

                  (e) An order, judgment or decree shall be entered against the Borrower Group (or any of them) with the application, approval or consent of the Borrower Group (or any of them), by any court of competent jurisdiction, approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator of the Borrower Group (or any of them), or of all or a substantial part of the assets thereof, and such order, judgement or decree shall continue unstayed and in effect for any period of sixty (60) days from the date of entry thereof;

                  (f) Final judgments for the payment of money in excess of an aggregate of $50,000.00, excluding claims covered by insurance, shall be rendered against the Borrower Group (or any of them), and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, provided that a judgment shall be deemed "final" only when the time for appeal shall have expired without an appeal having been claimed, or all appeals and further review claimed to have been determined adversely to the Borrower Group (or any of them); or

                  (g) Default by the Borrower Group (or any of them), in the terms and provisions of any mortgages on its facilities which are not cured within any applicable grace period; or

                  (h) Failure to provide the financial information required hereunder when due.

         9.2 Remedy. Upon the occurrence of any such Event of Default which is not cured within applicable grace or curative period provided in this Agreement and the other Loan Documents, Lender may, at its option, declare all indebtedness of principal and interest due and payable, whereupon the Notes, (notwithstanding any provisions hereof) shall be immediately due and payable, and Lender shall have and may exercise from time to time any and all rights and remedies available to it under any applicable law; and Borrowers shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, including reasonable attorneys' fees, and legal expenses of any repairs to any of the Equipment Collateral, and expenses of repairs to any realty or other property to which any of the Equipment Collateral may be affixed. Any notice of sale, disposition or other intended action by Lender sent to Borrowers, at the address of Borrowers specified herein or at any other address shown on the records of the Lender at least ten (10) days prior to such action, shall constitute reasonable notice to Borrowers. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include Lender's reasonable attorney's fees and legal expenses. Upon disposition by Lender of any property of Borrowers in which Lender has a security interest, Borrowers shall be and remain liable for any deficiency, and Lender shall account to Borrowers for any surplus, and to hold the same as a reserve against all or any liabilities of Borrowers to Lender whether or not they, or any of them be then due, and in such order of application as Lender may, from time to time, elect. All rights, powers and remedies contained herein or in any other agreement, instrument or document executed in connection herewith are cumulative.

                     ARTICLE TEN - APPOINTMENT OF A RECEIVER

         In case of default beyond the applicable curative period in any of the terms, covenants and provisions of the Agreement, or upon the institution of suit to enforce any rights and remedies of Lender hereunder, then Lender shall immediately and without notice, be entitled as a matter of right, and without regard to the value of the Equipment Collateral, or the solvency or insolvency of the Borrower Group, to the appointment of a Receiver of all assets of Borrower Group, or any of them, with the usual powers of Receivers in such cases, said Receiver to continue to act for such period of time as the Court appointing said Receiver may deem just and proper.

                         ARTICLE ELEVEN - MISCELLANEOUS

         11.1 Notices. Any notice shall be conclusively deemed to have been received by the Borrower Group and be effective on the day on which delivered to the Borrower Group or if sent by telegram, on the next business day after the day on which sent, addressed to Borrower Group as their address is shown on the records of Lender, or if sent by registered or certified mail, addressed to Borrower Group at said address, on the second business day after the day on which mailed.

         11.2 Survival of Representations. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loans herein contemplated and the execution and delivery to Lender of the Notes evidencing such Loans and shall continue in full force and effect so long as any indebtedness created hereunder is outstanding and unpaid. All covenants and agreements by or on behalf of either party which are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of both parties hereto.

         11.3 Effect of Delay. Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         11.4 Expenses. The Borrowers will pay all out-of-pocket expenses reasonably incurred by Lender in connection with the preparation of this Agreement, the borrowings hereunder, and the enforcement of the rights of Lender in connection with this Agreement, or with the Loans made or the Notes issued hereunder, including but not limited to the fees of and expenses of counsel for Lender.

         11.5 Modification and Waivers. No modification or waiver of any provision of this Agreement or of the Notes nor consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case shall thereby entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstances.

         11.6 Business Day. Should any installment on the Notes become due and payable on other than a business day of the Lender, the maturity thereof shall be extended to the next succeeding business day with interest on the principal amount thereof at the rate set forth herein.

         11.7 Remedies Cumulative. Any rights or remedies of the Lender hereunder or under the Notes, or any other security agreement or writing shall be cumulative and in addition to every other right or remedy contained therein or herein, whether now existing or hereafter at law or in equity or by statute or otherwise.

         11.8 Binding Agreement This Agreement shall be binding upon Borrower Group and its successors, heirs, personal representatives, and assigns and the terms hereof shall inure the benefit of Lender and its successors and assigns.

         11.9 Exhibits. All references to "Exhibits" contained herein are references to exhibits attached to the Agreement, the terms and conditions of which are made a part hereof for all purposes, the same as if set forth herein verbatim.

         11.10 Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         11.11 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         11.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part.

         11.13 Governing Law. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement and each of the Loan Documents, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Florida even though executed outside thereof; provided that this Section 11.13 shall not affect the applicability of, and interpretation or construction of, appropriate terms and provisions under the Uniform Commercial Code of any jurisdiction which govern the security interests in any of the Equipment Collateral. The Borrower Group hereby submits to the jurisdiction and venue of the state and federal courts of Florida for the purposes of resolving disputes hereunder or for the purposes of collection.

         11.14 Indemnification. The Borrower Group, jointly and severally, hereby agrees to indemnify and hold Lender harmless from and against any and all loss, damage, cost and expense, including attorney's fees and costs, that the Lender may incur or sustain by reason of the assertion of a claim or ruling by a governmental entity that documentary stamp tax, intangible tax or any penalties or interest associated therewith must be paid by reason of the execution and delivery of any of the Notes, Loan Documents, or this Agreement, or any subsequent renewals, modifications, or amendments of the Note, Loan Documents, or this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above set forth.


Signed, sealed and delivered               FIRST OF AMERICA BANK - FLORIDA
in the presence of:                        F.S.B., a federal savings bank



/s/  Harold David Holland                  By:  /s/ Stephen C. Green
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          STEPHEN C. GREEN
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED                          NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Vice President
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to Lender



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by STEPHEN C. GREEN, the Vice President of FIRST OF AMERICA BANK - FLORIDA, F.S.B., a federal savings bank, on behalf of the bank.



Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS HAZARD DETERMINATION
in the presence of:                        SERVICES, INC., a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BHDS



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS HAZARD DETERMINATION SERVICES, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS INSURANCE GROUP, INC.,
in the presence of:                        a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BIG, as Borrower



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS INSURANCE GROUP, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS RISK MANAGEMENT
in the presence of:                        SERVICES, INC., a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BRMS



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS RISK MANAGEMENT SERVICES, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS UNDERWRITERS, INC.,
in the presence of:                        INC., a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BHDS



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS UNDERWRITERS, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               INSURANCE MANAGEMENT
in the presence of:                        INFORMATION SERVICES, INC.,
                                           a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to IMIS



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of INSURANCE MANAGEMENT INFORMATION SERVICES, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               SOUTHERN RENTAL & LEASING
in the presence of:                        CORPORATION, a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to SRL



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of SOUTHERN RENTAL & LEASING CORPORATION, a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS FINANCIAL CORPORATION,
in the presence of:                        a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BFC



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS FINANCIAL CORPORATION, a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS INTERNATIONAL FINANCIAL
in the presence of:                        CORPORATION, a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BIFC



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS INTERNATIONAL FINANCIAL CORPORATION, a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

Signed, sealed and delivered               BANKERS INSURANCE GROUP, INC.,
in the presence of:                        a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
HAROLD DAVID HOLLAND                          G. KRISTIN DELANO
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED,                         NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


                                              Its Secretary
---------------------------
SIGNATURE

---------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to BIG, as Guarantor



STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS INSURANCE GROUP, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00